CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 15, 2000 in Post-Effective Amendment No. 26 to the Registration Statement (form N-1A No. 2-94479) of Jefferson Pilot Variable Fund, Inc.


                                                            /s/ERNST & YOUNG LLP

Boston, Massachusetts
April 13, 2000